COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the “Agreement”) made as of the last executed date below (the “Effective Date”), by and among Green Building & Engineering Contractors, LLC an entity with a principle address of _____________________ (the “Buyer”) and Belmont Partners, LLC a Virginia limited liability company with a principal address of 360 Main Street, Washington Virginia 22747 (“Seller”), and Recycle Technology, Inc. a public vehicle organized in the state of Colorado and traded under the symbol “RCYT” (the “Company”) and Escrow, LLC (“Escrow Agent”) (Buyer, Seller and Company each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller owns a majority of the issued and outstanding capital stock of the Company; and

WHEREAS, the Buyer wishes to purchase a control block of stock consisting of ninety seven and five tenths percent (97.5%) of the capital stock of the Company (the “Stock”);

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.           Agreement to Purchase and Sell.  Seller will sell to Buyer and Buyer agrees to purchase the Stock in exchange for:

a)           two hundred fifty one thousand eight hundred eleven U.S. dollars and twenty three cents ($251,811.23) (the “Purchase Price”), to be paid to Seller by Buyer according to the terms and conditions set forth in Section 3 herein; and,

b)           three percent (3.00%) of the issued and outstanding common stock of the Company to be provided to Seller by Buyer and/or Company according to the terms and conditions set forth in Section 3(e) herein (the “Position”); and,

c)           two hundred U.S. dollars representing Buyer’s half of the Escrow Fees to be paid by Buyer directly to the Escrow Agent on or before Closing.

2.           Closing.  On or about five (5) business days from the Effective Date (the “Closing”) the Parties shall perform, in order:

a)           Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

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b)           Seller shall deliver a fully executed copy of this Agreement to Buyer;

c)           The Purchase Price held in Escrow shall be released to Seller;

d)           The Company shall execute a resolution approving the terms of this Agreement through which Buyer, or Buyer’s designee, is appointed as a Director and Officer of the Company (the “Appointment”);

e)           Seller shall deliver to Buyer the Appointment;

f)           Buyer shall deliver to Seller a resolution of the board of directors of the Company and Irrevocable Transfer Agent Instructions to effectuate performance of Sections 1(b) and 3(e) of this Agreement (attached hereto as Exhibit 2 and 3) (the “Board Resolution”);

g)           Buyer shall deliver to Seller a resolution of the majority shareholders of the Company to effectuate performance of Section 1(b) and 3(e) of this Agreement (attached hereto as Exhibit 4) (the “Shareholder Resolution”);

h)           Seller shall deliver to Buyer, to the extent reasonably available to Seller, and after the full performance of Section 3(a), true and correct copies of the Company’s business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts; and,

i)           Seller shall deliver to Buyer, as soon as practicable after the full performance of Sections 2(a) through 2(h) herein, the stock certificate(s) evidencing the Stock.

3.           Payment Terms.

a)           Buyer shall place the Purchase Price into an escrow account with the Escrow Agent on behalf of the Seller on or before the Closing date.  Buyer shall release the Purchase Price to Seller at Closing and Seller shall release the Stock to Buyer at the Closing.

b)           Stock Position.

(i)           In consideration of the benefits provided to the Company hereby, Company shall issue and deliver to Seller, such fully paid, non-assessable restricted shares of the Company’s common stock equal to a three percent (3.00%) post Merger (as defined in Section 15 herein) ownership interest in the Company (the “Position”).  The Position shall be based on the capital structure of the Company (to include all common and preferred stock) post Merger (taking into account any and all shares issued relating to the Merger, initial contracts, and/or initial acquisition of any assets), post reverse stock split (if any), post initial financing (whether that initial financing be a single round or in multiple tranches over a period of time), and after any other initial issuance of stock (including issuance to the Company’s directors and/or officers).  Buyer and Company shall take all steps necessary to fully effectuate the provisions of this Section 3.

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(ii)           Certificate(s) evidencing the Position shall be issued and delivered to the Seller immediately following the actions anticipated by Section 3(e)(i) herein (the “Actions”), but in no case later than eleven (11) months following the Effective Date hereof.  In the event that all Actions have not been completed by eleven (11) months from the Effective Date, Buyer and/or Company shall transfer to Seller shares comprising the Position as of that date and shall issue additional shares as necessary following completion of the Actions.

(iii)           Within five (5) calendar days from the date the Actions are completed, Buyer and/or Company shall notify Seller in writing that all Actions have been completed.

(iv)           Within ten (10) calendar days from the date the Actions are completed (“Position Due Date”), Buyer and/or Company shall deliver fully executed copies of Exhibit 2 and Exhibit 3 (attached hereto) to the Company’s Transfer Agent with an instruction letter stating the appropriate number of shares to be issued and delivered to Seller via overnight delivery.  Should Buyer and/or Company fail to issue and deliver the appropriate Position to Seller by the Position Due Date, Seller shall be owed its three percent (3.00%) Position based upon the issued and outstanding capital stock of the Company from the date the shares are finally issued and delivered to Seller.  Should the Company experience a material decline in stock value from the Position Due Date to Seller’s receipt of its Position, Buyer and/or Company shall issue additional shares or provide cash compensation to Seller as necessary to equal the value of the Position as it was on the Position Due Date. For the purposes of this Section 3(e)(iv), a “material decline” shall mean: any decline in the Closing Price from the Position Due Date until the date the Position is finally issued that equates to the Position losing in value any amount greater than $5,000.00).

(v)           The effective date of all Shares transferred pursuant to this Section 3 shall be the Effective Date of this Agreement and shall be memorialized on the face of the certificates evidencing such shares.

c)           The Parties acknowledge and agree that the Position shall be newly issued, restricted common shares of the Company.  Buyer and Company agree to accept as valid any legal opinion of Seller’s counsel regarding the removal of restrictions from the Position.  In the event that, in one year from the date of the execution of this Agreement, the Position can not be sold in accordance with Rule 144 of the Securities Act of 1933, the Seller shall have demand registration rights on such Position at such time. In the event that Buyer does not provide for the removal of restrictions from the shares comprising the Position in accordance with Rule 144, does not recognize any opinion of Seller’s counsel regarding the removal of such restrictions, or does not register such shares, the Company and the Buyer, jointly and severally, shall pay to Seller liquidated damages in the amount of the bid price per share as of the one year anniversary of this Agreement (as reported by the national market on which the shares trade) multiplied by the number of shares in the Position.  The Parties agree that the liquidated damages hereunder are not a penalty.

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d)           In consideration of the benefits provided to the Company hereby, Company and Buyer agree to be jointly and severally liable for all amounts due hereunder and all other obligations of this Stock Purchase Agreement.

4.           Transfer Agent.

a)           Buyer agrees that Pacific Stock Transfer, LLC (the “Transfer Agent”) shall act as the Company’s sole transfer agency, and said Transfer Agent shall have full power and authority to act on behalf of the Company in connection with the issuance, transfer, exchange and replacement of all of the Company’s stock certificates for at least two years from the Effective Date of this Agreement.

b)           Transfer Agent shall have full power and authority to act according to the Irrevocable Proxy.

5.           Representations and Warranties of Seller.  Seller hereby represents and warrants, for a period of twelve (12) months from the Effective Date, to Buyer that the statements in the following paragraphs of this Section 11 are all true and complete as of the date hereof:

a)           Title to Stock.  Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Stock under applicable securities laws).

b)           Liabilities of the Company. Seller makes no representation as to the existence or non-existence of liabilities of the Company except as explicitly stated in this Agreement. Buyer is responsible for conducting its own due diligence with respect to the Company and its liabilities and for gathering enough information upon which to base an investment decision in the Stock.  Buyer acknowledges that:

(i)           Seller has made no representations with respect to the Company or its status except as explicitly stated in this Agreement; and,

(ii)           To the best knowledge of Seller, after due inquiry, the Company does not have any liabilities except as explicitly stated in this Agreement in Schedule 1.”

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c)           Full Power and Authority. Seller represents that it has full power and authority to enter into this Agreement.

6.           Representations and Warranties of Buyer.   Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 12 are all true and complete as of the date hereof:

a)           Affidavit of Source of Funds. Prior to each transfer to Seller or each deposit into escrow, Buyer shall execute an Affidavit of Source of Funds (attached hereto as Exhibit 11), which attests that the funds to be transferred are not the proceeds of nor are intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal or state laws. Such activity may include, but is not limited to: tax evasion; financial misconduct; environmental crimes; activity involving drugs and other controlled substances; counterfeiting; espionage; kidnapping; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in a bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the court or government or regulatory official; bribery or any violation of the Foreign Corrupt Practices Act; trading with enemies of the United States; forgery; or fraud of any kind.  Buyer further warrants that all transfers of monies will be in accordance with the Money Laundering Control Act of 1986 as amended.

b)           Exempt Transaction.  Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

c)           Full Power and Authority.  Buyer represents that it has full power and authority to enter into this Agreement.

d)            Stock.  The Stock to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

e)           Information Concerning the Company.  Buyer has conducted its own due diligence with respect to the Company and its liabilities and believes it has enough information upon which to base an investment decision in the Stock.  Buyer acknowledges that Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement.  Buyer is taking the Company “as is” and acknowledges and assumes all liabilities of the Company.

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f)           Investment Experience.  The Buyer understands that purchase of the Stock involves substantial risk.  The Buyer:

(i)           has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Stock; and,

(ii)           has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

g)           No Oral Representations.  No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives, employee’s or affiliates in purchasing the Stock.

h)           Restricted Securities.  Buyer understands that the Stock is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

i)           Opinion Necessary.  Buyer acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  Buyer acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

j)           Shareholder Value.  Buyer represents that Buyer intends to implement a business plan designed to return value to the shareholders of the Company.

k)           Compliance.  Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, its management of the Company, the Merger and all related transactions, including but not limited to the timely and accurate filing of any forms required by the U.S. Securities and Exchange Commission for the Company.

7.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, U.S.A. without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the Commonwealth of Virginia.

8.           Merger and Exchange of Stock.  Buyer shall, as soon as practicable, and in no case later than thirty (30) days from the Closing, effect a merger (the “Merger”) between the Company and a target corporation (the “Sub”).  The Company shall be the surviving corporation of the Merger, and shall continue unimpaired by the Merger.  Upon Merger, the Company shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of the Sub.

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9.           Term / Survival.  The terms of this Agreement shall be effective as of the Effective Date, and continue until such time as the payment of the Purchase Price and all other amounts due hereunder are fully satisfied, however; the terms, conditions, and obligations of Sections 11, 12, 13, 14, 27, 28 and 29 hereof shall survive the termination of this Agreement.

10.           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

11.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

12.           Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

13.           Ambiguities. Each Party and its counsel have participated fully in the review and revision of this Agreement. The Parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any Party.

14.           Costs, Expenses. Each Party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

15.           Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

16.           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

17.           Termination.  Buyer or Seller may, upon written notice to the other party, terminate this Agreement upon their own discretion prior to any funds being released from escrow.  Upon the release of any funds from escrow, this termination clause is null and void.

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18.           Entire Agreement.   This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

19.           Further Assurances.  From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

20.           Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a)           if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b)           if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and

c)           if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 27.

21.           Insider Trading.  Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company.  Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

22.           Binding Arbitration.  In the event of any dispute, claim, question, or disagreement arising from or relating to this agreement or the breach thereof, the Parties hereto shall use their best efforts to settle the dispute, claim question, or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of sixty (60) days, then, upon notice by either party to the other, all disputes, claims, questions, or disagreements shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection, and judgment on any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

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In Witness Whereof, the Parties hereto have executed this Agreement as of the last date written below.

SELLER	BUYER

BELMONT PARTNERS, LLC	GREEN BUILDING & ENGINEERING CONTRACTORS, LLC

____________________________	_____________________________
By: Joseph Meuse, Managing Member	By: Ryan Gonzalez, ___________
Date: ____________________	Date: ________________________

COMPANY

RECYCLE TECHNOLOGY, INC.

___________________________
By: Joseph Meuse, Director
Date: ______________________

ESCROW AGENT

ESCROW, LLC

____________________________
By: _______________, ___________
Date: _______________________

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EXHIBIT 1
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of Recycle Technology, Inc. a corporation organized in the State of Colorado (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Company has determined that it is in the best interests of the Company to enter into an agreement with Belmont Partners, LLC (“Belmont”) dated __________, 2010 (the “Agreement”) requiring the Company to provide Belmont a three percent (3.00%) common stock shares position in the Company (the “Position”).  The Position shall be based on the capital structure of the Company after merger with a target corporation (taking into account any and all shares issued relating to the merger, initial contracts, and initial acquisition of any assets), post reverse stock split (if any), post initial financing (whether that initial financing be a single round or in multiple tranches over a period of time), and after any other initial issuance of stock (including issuance to the Company’s directors and/or officers (collectively the “Merger”);

WHEREAS, the Company has entered into the Agreement with Belmont;

WHEREAS, the Company has received full and adequate consideration from Belmont for the Position;

WHEREAS, it is in the best interests of the Company to issue such shares of the Company’s common stock to Belmont as necessary to provide Belmont the Position according to the terms of the Agreement;

WHEREAS, all shares transferred to Belmont hereby shall be deemed to have a valuation of par value;

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transactions contemplated hereby; and

(b)	the transactions are hereby approved, ratified and confirmed; and

(c)
in accordance with the Shareholder Consent dated ________________, the Company will issue shares of the Company’s common stock to Belmont necessary to provide Belmont the Position according to the terms of the Agreement; and

(d)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the Position as aforesaid; and

(e)
certificate(s) evidencing the Position shall be issued and delivered to Belmont Partners, LLC immediately following the actions anticipated by the Merger, but in no case later than the eleventh (11th) month anniversary of the Effective Date of the Stock Purchase Agreement.  In the event that all actions contemplated by the Merger have not been completed by the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement, Belmont Partners, LLC shall be issued shares comprising the Position on that date and shall be issued additional shares as necessary following any reverse stock split, share issuances relating to the merger and initial contracts, initial acquisition of any assets, initial financing, and after any other initial issuance of stock; and

RCYT/Board Resolutions

(f)
the effective date of all shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares.  Company shall accept as valid any legal opinion of Belmont Partners, LLC’s counsel regarding the removal of restrictions from all shares hereby issued, and any transfer agent acting on behalf of the Company shall be entitled to rely upon these resolutions to remove such restrictions from such shares; and

(g)
the Company agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, liabilities, losses, damages and expenses, including fees and expenses of counsel, accountants and other advisors (collectively, “Losses”), related thereto or arising out of or in connection therewith the issuance of the Position; and

(h)
the Company gives the Transfer Agent authorization to deliver said shares as specified herein to Belmont Partners, LLC at 360 Main Street, Washington, Virginia 22747 via Federal Express or Hand Delivery; and

(i)	the value of all shares hereby transferred shall be par value.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

______________________________
Ryan Gonzalez, Director

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Ryan Gonzalez personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

RCYT/Board Resolutions

EXHIBIT 2
IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

TO:	X-Clearing Corporation 535 Sixteenth Street Mall, Denver, CO 80202

Re:	Recycle Technology, Inc.

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement between Recycle Technology, Inc. (the “Company”), Belmont Partners, LLC (“Belmont”) and Green Building & Engineering Contractors, LLC (the “Buyer”), dated _________ __, 2010 pursuant to which the Company shall issue to Belmont a number of shares of the common stock of the Company equal to three percent (3.00%) of the Company capital stock (the “Position”).  This letter shall serve as the Company’s irrevocable authorization and direction to X-Clearing Corporation, and to any subsequent Transfer Agent of the Company, (collectively the “Transfer Agent”) to issue shares of the common stock of the Company to Belmont as set forth below, and no subsequent direction, order, resolution or other order or request of the Company shall be effective to rescind, modify, nullify, or otherwise cancel these instructions, the attached resolutions, or the shares issued hereby.

Specifically, the Transfer Agent is hereby instructed to issue three percent (3.00%) of the Company’s capital to Belmont based on the capital structure of the Company after  merger  with a target corporation (taking into account any and all shares issued relating to the merger, initial contracts, and initial acquisition of any assets), post reverse stock split (if any), post initial financing (whether that initial financing be a single round or in multiple tranches over a period of time), and after any other initial issuance of stock (including issuance to the Company’s directors and/or officers (collectively, the “Actions”).

 The Transfer Agent shall deliver certificate(s) evidencing the shares in the Position to Belmont Partners, LLC, at the address indicated below immediately following the Actions, but in no case later than the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement.  In the event that all Actions have not been completed by the Effective Date of the Stock Purchase Agreement, the Transfer Agent shall transfer to Belmont certificate(s) evidencing the shares comprising the Position on the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement, and shall further issue additional shares to Belmont as necessary following completion of the Actions.

The shares comprising the Position shall be newly issued restricted common shares of the Company, and the Effective date of all shares in the Position shall be the Effective Date of the Stock Purchase Agreement regardless of the date on which the certificate(s) evidencing such shares are issued, and such effective date shall be evidenced on the face of such certificate(s).

The Company hereby confirms to the Transfer Agent and Belmont that the shares comprising the Position shall not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company, and that if the shares comprising the Position are not registered for sale under the Securities Act of 1933, as amended, then the certificates evidencing such shares shall bear the requisite restrictive legend.  The Transfer Agent is hereby instructed to accept as valid any opinion of Belmont’s counsel regarding removal of any restriction from the shares comprising the Position, and upon receipt of such opinion of counsel the Transfer Agent shall promptly remove such legend.

RCYT/Board Resolutions

The Company hereby represents, acknowledges and agrees that: (i) Belmont has relied upon the representations and covenants made by the Company hereunder as a material inducement to Belmont entering into the Common Stock Purchase Agreement; (ii) that without such representations and covenants Belmont would not enter into the Common Stock Purchase Agreement; (iii) in the event of any breach or threatened breach of any provision hereof, Belmont would be irreparably damaged and damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach of the representations and covenants hereunder, or a breach or threatened breach of the Transfer Agent’s duties and obligations herein defined, Belmont shall be entitled in addition to all other rights and remedies, to an injunction restraining such breach, without being required to show any actual damages or to post any bond or other security, and/or to a decree of specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

Delivery of the certificate(s) evidencing the Position shall be delivered to Belmont by Federal Express toBelmont Partners, LLC, 360 Main Street, Washington, Virginia 22747, or to such other address as specified in writing by Belmont.

IN WITNESS WHEREOF, the Parties have caused this agreement and letter of Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

RECYCLE TECHNOLOGY, INC.	BELMONT PARTNERS, LLC

_______________________________	_______________________________
Ryan Gonzalez, Director	Joseph Meuse, Managing Member

X-Clearing Corporation

___________________________
_________________, __________
Date: ____________________________

RCYT/Board Resolutions

EXHIBIT 3
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of Recycle Technology, Inc., a corporation organized in the State of Colorado (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to approve the issuance of a three percent (3.00%) common stock share position issued to Belmont Partners, LLC based upon the capital structure of the Company after merger with a target corporation (taking into account any and all shares issued relating to the merger, initial contracts, and initial acquisition of any assets), post reverse stock split (if any), post initial financing (whether that initial financing be a single round or in multiple tranches over a period of time), and after any other initial issuance of stock (including issuance to the Company’s directors and/or officers).

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	the transactions contemplated above are hereby approved, ratified and confirmed;

(b)
the Shareholder(s) approve the issuance of a three percent (3.00%) common stock share position to Belmont Partners, LLC based upon the capital structure of the Company after merger with a target corporation (taking into account any and all shares issued relating to the merger, initial contracts, and initial acquisition of any assets), post reverse stock split (if any), post initial financing, and after any other initial issuance of stock (including issuance to the Company’s directors and/or officers).

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	_____________________________
Ryan Gonzalez, Majority Shareholder
Date:	____________________________

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Ryan Gonzalez personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

RCYT/Board Resolutions

EXHIBIT 4
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of Recycle Technology, Inc., a corporation organized in the State of Colorado (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Company has determined that it is in the best interests of the Company to transfer ninety seven and five tenths percent (97.5%) of the Company’s capital stock to Green Building & Engineering Contractors, LLC.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(j)	it is in the best interests of the Company to undertake the transaction contemplated hereby; and,

(k)	the transactions are hereby approved, ratified and confirmed; and,

(l)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the shares as aforesaid; and,

(m)
the effective date of all Shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares; and,

(n)
the Company agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, liabilities, losses, damages and expenses, including fees and expenses of counsel, accountants and other advisors (collectively, “Losses”), related thereto or arising out of or in connection therewith the issuance of shares; and,

(o)	the value of all shares hereby transferred shall be par value.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

_____________________________
Joseph Meuse, Director
Date: ____________________________

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

RCYT/Board Resolutions

EXHIBIT 5
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of Recycle Technology, Inc., a corporation organized in the State of Colorado (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to approve the transfer of ninety seven and five tenths percent (97.5%) of the Company’s capital stock to Green Building & Engineering Contractors, LLC.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(c)	the transactions contemplated above are hereby approved, ratified and confirmed; and,

(d)	the Shareholder(s) approve the transfer of ninety seven and five tenths percent (97.5%) of the Company’s capital stock to Green Building & Engineering Contractors, LLC.

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	_____________________________
Joseph Meuse, Managing Member of Belmont Partners, LLC, Majority Shareholder
Date:	____________________________

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

RCYT/Board Resolutions

EXHIBIT 6
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of Recycle Technology, Inc., a corporation organized in the State of Colorado (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Board wishes to appoint Ryan Gonzalez as the Director and President of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transactions contemplated hereby; and,

(b)	the transactions are hereby approved, ratified and confirmed; and,

(c)	the Company appoints Ryan Gonzalez as the Director, President and Secretary of the Company.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

_____________________________
Joseph Meuse, Director
Date: ____________________________

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________
Date: _________________________

RCYT/Board Resolutions

EXHIBIT 7
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of Recycle Technology, Inc., a corporation organized in the State of Colorado (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to nominate of Ryan Gonzalez as the Director, President and Secretary of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(e)	the transactions contemplated above are hereby approved, ratified and confirmed; and,

(f)	the Shareholder(s) approve the nomination of Ryan Gonzalez as the Director, President and Secretary of the Company.

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	_____________________________
Joseph Meuse, Managing Member of Belmont Partners, LLC, Majority Shareholder
Date:	____________________________

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

RCYT/Board Resolutions

 EXHIBIT 8

AFFIDAVIT OF SOURCE OF FUNDS

Fax form to: 540-675-3369

The undersigned, Ryan Gonzalez (“Transferor”), who being first duly sworn upon oath, deposes and states as follows:

1. Transferor hereby swears, warrants and affirms under pain and penalty of perjury that the information in the following Affidavit of Source of Funds is true and accurate, and all funds referenced herein are free of all claims, debts, liens or contingent liabilities immediately prior to any transfer by Transferor to the accounts of Belmont Partners, LLC, its agents or assigns (collectively “Belmont”).

2. Transferor does not contemplate filing for relief under the provision of any applicable Bankruptcy Code, nor is Transferor involved in any situation that Transferor reasonably anticipates would cause Transferor to file for relief under any Chapter of any applicable Bankruptcy Code in the future. Transferor further sears, warrants and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are intended for or being transferred in the furtherance of any concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in any bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the Court or government or regulatory official of any kind.

3. Transferor is not transferring assets in an attempt to defeat the collection of any U.S. government obligation(s), U.S. government-backed obligation(s), or any state, local, or national government (be it foreign or domestic) obligation(s) and Transferor is aware that doing so may be a crime.

4.  Transferor hereby swears, warrants, and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are they intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal, state, local or foreign laws. Such activity may include, but is not limited to: securities fraud or other financial misconduct of any kind; tax evasion; environmental crimes; activity involving drugs or other controlled substances; counterfeiting; espionage; kidnapping; piracy; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; bribery or any violation of the Foreign Corrupt Practices Act; theft; embezzlement; misappropriation of public funds; violations of export or import controls of the United States or any other nation; any crime of violence; computer fraud and abuse; trading with enemies of the United States; forgery; or fraud of any kind. Transferor further warrants that all transfers of funds will be in accordance with the Money Laundering Control Act of 1986, as amended; the Bank Secrecy Act of 1970, as amended; the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, as amended; and all other applicable federal, state, local and foreign laws, rules and regulations.

5.  Transferor understands that Belmont acts in compliance with various laws and regulations intended to detect and report unlawful financial transactions relating, but not limited, to money laundering and terrorist financing. Transferor understands that Belmont may disclose personal financial information relating to customers and transactions to appropriate law enforcement agencies without providing notice to the individual or object of any such investigation.

6. This Affidavit applies to the Deposit of three hundred thousand ($300,000.00) which will be transferred by Transferor to accounts of Belmont by (please check one) □wire transfer or □check; and this Affidavit applies to the Balance of the Purchase Price which will be transferred by Transferor to the accounts of Belmont by (please check one) □wire transfer or □check.

I HEREBY SWEAR, WARRANT AND AFFIRM, UNDER PAIN AND PENALTY OF PERJURY THAT THE FOREGOING STATEMENTS ARE TRUE AND CORRECT.

____________________________________
Signature

Ryan Gonzalez
Print Name

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2010, Ryan Gonzalez personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________
Date: _________________________

SCHEDULE 1

LIST OF LIABILITIES

None.